Exhibit 10.29

                                 FX ENERGY, INC.

                        1998 STOCK OPTION AND AWARD PLAN


         FX ENERGY, INC., a Nevada corporation (the "Company"), hereby adopts this "FX Energy, Inc., 1998 Stock Option and Award Plan" (the "Plan"), effective as of the 10th day of November, 1998, under which options to acquire stock of the Company or bonus stock may be granted from time to time to employees, officers, and directors, of the Company or its subsidiaries. In addition, at the discretion of the Board of Directors or other administrator of this Plan, options to acquire stock of the Company or bonus stock may from time to time be granted under this Plan to other individuals who contribute to the success of the Company or its subsidiaries but who are not employees, officers, or directors of the Company, all on the terms and conditions set forth herein.

         1. Purpose of the Plan. The Plan is intended to aid the Company in maintaining and developing a management team, attracting qualified executives and employees capable of assisting in the future success of the Company, and rewarding those individuals who have contributed to the success of the Company. It is designed to aid the Company in retaining the services of executives and employees and in attracting new personnel when needed for future operations and growth and to provide such personnel with an incentive to remain employees of the Company, to use their best efforts to promote the success of the Company's business, and to provide them with an opportunity to obtain or increase a proprietary interest in the Company. It is also designed to permit the Company to reward those individuals who are not employees of the Company but who are perceived by management as having contributed to the success of the Company or who are important to the continued business and operations of the Company. The above aims will be effectuated through the granting of options ("Options") to purchase shares of common stock of the Company, par value $0.001 per share (the "Stock"), or the granting of awards of bonus stock ("Stock Awards"), all subject to the terms and conditions of this Plan. It is intended that the Options issued pursuant to this Plan include, when designated as such at the time of grant, options which qualify as Incentive Stock Options ("Incentive Options") within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any amendment or successor provision of like tenor. If the Company has a class of securities registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), it is intended that Options or Stock Awards granted pursuant to this Plan qualify for the exemption provided for in Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") or any amendment or successor rule of like tenor when granted in accordance with the provisions of such rule.

         2. Shareholder Approval. The Plan shall become effective immediately on adoption by the Board of Directors of the Company (the "Board") and awards under the Plan can be made at that time or at any subsequent time. The Plan shall be submitted to the Company's shareholders in the manner set forth below:

                  (a) Within 12 months after the Plan has been adopted by the Board, the Plan shall be submitted for approval by those shareholders of the Company who are entitled to vote on such matters at a duly held shareholders' meeting or approved by the unanimous written consent of the holders of the issued and outstanding Stock of the Company. If the Plan is presented at a shareholders' meeting, it shall be approved by the affirmative vote of the holders of a majority of the issued and outstanding Stock in attendance, in person or by proxy, at such meeting. Notwithstanding the foregoing, the Plan may be approved by the shareholders in any other manner not inconsistent with the Company's articles of incorporation and bylaws, the applicable provisions of state corporate laws, and the applicable provisions of the Code and regulations adopted thereunder.

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                  (b) In the event the Plan is so approved, the secretary of the
         Company shall, as soon as practicable following the date of final approval, prepare and attach to this Plan certified copies of all relevant resolutions adopted by the shareholders and the Board.

                  (c) Failure to obtain shareholder approval on or before the date that is twelve months subsequent to the adoption of this Plan by the Board shall not invalidate this Plan or affect awards previously granted under the Plan; provided that none of the Options issued under this Plan will qualify as Incentive Options.

         3. Administration of the Plan. Administration of the Plan shall be determined by the Board. Subject to compliance with applicable provisions of the governing law, the Board may delegate administration of the Plan or specific administrative duties with respect to the Plan, on such terms and to such committees of the Board as it deems proper. Any Option or Stock Award approved by the Board shall be approved by a majority vote of those members of the Board in attendance at a meeting at which a quorum is present. Any Option or Stock Award approved by a committee designated by the Board shall be approved as specified by the Board at the time of delegation. The interpretation and construction of the terms of the Plan by the Board or duly authorized committee shall be final and binding on all participants in the Plan absent a showing of demonstrable error. No member of the Board or duly authorized committee shall be liable for any action taken or determination made in good faith with respect to the Plan.

         The Board's or duly authorized committee's determination under the Plan (including without limitation determinations of the persons to receive Options or Stock Awards, the form, amount, and timing of such Options or Stock Awards, the terms and provisions of such Options or Stock Awards, and the agreements evidencing same) need not be uniform and may be made by the Board or duly authorized committee selectively among persons who receive, or are eligible to receive, Options or Stock Awards under the Plan, whether or not such persons are similarly situated.

         4. Shares of Stock Subject to the Plan. A total of 500,000 shares of Stock may be subject to, or issued pursuant to, Options or Stock Awards granted under the terms of this Plan. Any shares subject to an Option or Stock Award under the Plan, which Option or Stock Award for any reason expires or is forfeited, terminated, or surrendered unexercised as to such shares, shall be added back to the total number of shares reserved for issuance under the terms of this Plan. If any right to acquire Stock granted under the Plan is exercised by the delivery of shares of Stock or the relinquishment of rights to shares of Stock, only the net shares of Stock issued (the shares of Stock issued less the shares of Stock surrendered) shall count against the total number of shares reserved for issuance under the terms of this Plan.

         5. Reservation of Stock on Granting of Option. At the time of granting any Option under the terms of this Plan, there will be reserved for issuance on the exercise of the Option the number of shares of Stock of the Company subject to such Option. The Company may reserve either authorized but unissued shares or issued shares that have been reacquired by the Company.

         6. Eligibility. Options or Stock Awards under the Plan may be granted to employees, including officers and directors, of the Company or its subsidiaries, as may be existing from time to time, and to other individuals who are not employees of the Company as may be deemed in the best interest of the Company by the Board or duly authorized committee. Such Options or Stock Awards shall be in the amounts, and shall have the rights and be subject to the restrictions, as may be determined by the Board or duly authorized committee at the time of grant, all as may be within the general provisions of this Plan.

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         7. Term of Options and Certain Limitations on Right to Exercise.

                  (a) Each Option shall have the term established by the Board or duly authorized committee at the time the Option is granted but in no event may an Option have a term in excess of ten years.

                  (b) The term of the Option, once it is granted, may be reduced only as provided for in this Plan or under the written provisions of the Option.

                  (c) Unless otherwise specifically provided by the written provisions of the Option, no holder or his or her legal representative, legatee, or distributee will be, or shall be deemed to be, a holder of any shares subject to an Option unless and until the holder exercises his or her right to acquire all or a portion of the Stock subject to the Option and delivers the required consideration to the Company in accordance with the terms of this Plan and the Option and then only to the extent of the number of shares of Stock acquired. Except as specifically provided in this Plan or as otherwise specifically provided by the written provisions of the Option, no adjustment to the exercise price or the number of shares of Stock subject to the Option shall be made for dividends or other rights for which the record date is prior to the date the Stock subject to the Option is acquired by the holder.

                  (d) Options under the Plan shall vest and become exercisable at such time or times and on such terms as the Board or duly authorized committee may determine at the time of the grant of the Option.

                  (e) Options granted under the Plan shall contain such other provisions, including, without limitation, further restrictions on the vesting and exercise of the Option, as the Board or duly authorized committee shall deem advisable.

                  (f) In no event may an Option be exercised after the expiration of its term.

                  (g) Unless otherwise specifically provided by the written provisions of an Option granted pursuant to this Plan, upon receipt of
         (i) any request that the exercise of the Option or the resale of any shares of Stock issued or to be issued on exercise of such Option will be registered under the Securities Act; or (ii) any notice of exercise of the Option pursuant to its terms, in lieu of any obligation to effect any registration with respect to the Options or shares of Stock issuable on such Option or in lieu of delivering shares of Stock on the exercise of the Option, the Company may, within five business days of receipt of such request to register or notice of exercise, purchase, in whole or in part, such Options from the Optionee at an amount in cash equal to the difference between (a) the then current fair market value (as defined below) of the Stock on the day of such repurchase and (b) the exercise price in effect on such day. In order to exercise such right, the Company must provide written notice to the optionee at least five days prior to the date that the Company proposes to repurchase such Options. For purposes of this section, the fair market value of the Stock shall be determined by the Board or duly authorized committee based on the closing price for the Stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), on the trading day immediately preceding the date that the Company provides notice of its intent to repurchase the Options, or, if not listed on such an exchange or included on Nasdaq, the closing price for the Stock as determined by the Board or duly authorized committee through any other reliable means of determination available on the close of business on the trading day last preceding the date of providing the notice.

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         8. Exercise Price. The exercise price of each Option issued under the
Plan shall be determined by the Board or duly authorized committee on the date of grant.

         9. Payment of Exercise Price. The exercise of any Option shall be contingent on receipt by the Company of cash, certified bank check to its order, or other consideration acceptable to the Company; provided that, at the discretion of the Board or duly authorized committee, the written provisions of the Option may provide that payment can be made in whole or in part in shares of Stock of the Company that have been owned by the optionee for more than six months or by the surrender of Options to acquire Stock from the Company that have been held for more than six months, which Stock or Options shall be valued at their then fair market value as determined by the Board or duly authorized committee. Any consideration approved by the Board or duly authorized committee that calls for the payment of the exercise price over a period of more than one year shall provide for interest, which shall not be included as part of the exercise price, that is equal to or exceeds the imputed interest provided for in section 483 of the Code or any amendment or successor section of like tenor.

         10. Withholding. If the grant of a Stock Award or the grant or exercise of an Option pursuant to this Plan, or any other event in connection with any such grant or exercise, creates an obligation to withhold income and employment taxes pursuant to the Code or applicable state or local laws, such obligation may, at the discretion of the Board or duly authorized committee at the time of the grant of the Option or Stock Award and to the extent permitted by the terms of the Option or Stock Award and the then governing provisions of the Code and the Exchange Act, be satisfied (i) by the holder of the Option or Stock Award delivering to the Company an amount of cash equal to such withholding obligation; (ii) by the Company withholding from any compensation or other amount owing to the holder of the Option or Stock Award the amount (in cash, Stock, or other property as the Company may determine) of the withholding obligation; (iii) by the Company withholding shares of Stock subject to the Option or Stock Award with a fair market value equal to such obligation; or (iv) by the holder of the Option or Stock Award either delivering shares of Stock that have been owned by the holder for more than six months or canceling Options or other rights to acquire Stock from the Company that have been held for more than six months with a fair market value equal to such requirements. In all events, delivery of shares of Stock issuable on exercise of the Option or on grant of the Stock Award shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the grant or exercise of the Option, grant of the Stock Award, or any other event. The Company shall be further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

         11. Incentive Options--Additional Provisions. In addition to the other restrictions and provisions of this Plan, any Option granted hereunder that is intended to be an Incentive Option shall meet the following further requirements:

                  (a) The exercise price of an Incentive Option shall not be less than the fair market value of the Stock on the date of grant of the Incentive Option as determined by the Board or duly authorized committee based on the closing price for the Stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), over the five-day trading period immediately prior to the date of grant of such Incentive Option, or, if not listed on such an exchange or included on Nasdaq, the closing price for the Stock as determined by the Board or duly authorized committee through any other reliable means of determination available on the close of business on the trading day last preceding the date of grant of such Incentive Option and permitted by the applicable provisions of the Code.

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                  (b) No Incentive Option may be granted under the Plan to any individual that owns (either of record or beneficially) Stock possessing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation unless both the exercise price is at least 110% of the fair market value of the Stock on the date the Option is granted and the Incentive Option by its terms is not exercisable more than five years after the date it is granted.

                  (c) Incentive Options may be granted only to employees of the Company or its subsidiaries and only in connection with that employee's employment by the Company or a subsidiary. Notwithstanding the above, directors and other individuals who have contributed to the success of the Company or its subsidiaries may be granted Incentive Options under the Plan, subject to, and to the extent permitted by, applicable provisions of the Code and regulations promulgated thereunder, as they may be amended from time to time.

                  (d) The aggregate fair market value (determined as of the date the Incentive Option is granted) of the shares of Stock with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year under the Plan (and all other plans of the Company and its subsidiaries) may not exceed $100,000.

                  (e) No Incentive Option shall be transferable other than by will or the laws of descent and distribution and shall be exercisable, during the lifetime of the optionee, only by the optionee to whom the Incentive Option is granted.

                  (f) No individual acquiring shares of Stock pursuant to any Incentive Option granted under this Plan shall sell, transfer, or otherwise convey the Stock until after the date that is both two years after the date the Incentive Option was granted and one year after the date the Stock was acquired pursuant to the exercise of the Incentive Option. If any individual makes a disqualifying disposition, he or she shall notify the Company within 30 days of such transaction.

                  (g) No Incentive Option may be exercised unless the holder was, within three months of such exercise, and had been since the date the Incentive Option was granted, an eligible employee of the Company as specified in the applicable provisions of the Code, unless the employment was terminated as a result of the death or disability (as defined in the Code and the regulations promulgated thereunder as they may be amended from time to time) of the employee or the employee dies within three months of the termination. In the event of termination as a result of disability, the holder shall have a one year period following termination in which to exercise the Incentive Option. In the event of death of the holder, the Incentive Option must be exercised within six months after the issuance of letters testamentary or administration or the appointment of an administrator, executor, or personal representative, but not later than one year after the date of termination of employment. An authorized absence or leave approved by the Board or duly authorized committee for a period of 90 days or less shall not be considered an interruption of employment for any purpose under the Plan.

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                  (h) All Incentive Options shall be deemed to contain such
         other limitations and restrictions as are necessary to conform the Incentive Option to the requirements for "incentive stock options" as defined in section 422 of the Code, or any amendment or successor statute of like tenor.

All of the foregoing restrictions and limitations are based on the governing provisions of the Code as of the date of adoption of this Plan. If at any time the Code is amended to permit the qualification of an Option as an incentive stock option without one or more of the foregoing restrictions or limitations or the terms of such restrictions or limitations are modified, the Board or duly authorized committee may grant Incentive Options, and may modify outstanding Incentive Options in accordance with such changes, all to the extent that such action by the Board or duly authorized committee does not disqualify the Options from treatment as incentive stock options under the provisions of the Code as may be amended from time to time.

         12. Awards to Directors and Officers. To the extent the Company has a class of securities registered under the Exchange Act, Options or Stock Awards granted under the Plan to directors and officers (as used in Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor) intended to qualify for the exemption from section 16(b) of the Exchange Act provided in Rule 16b-3 shall, in addition to being subject to the other restrictions and limitations set forth in this Plan, be made as follows:

                  (a) A transaction whereby there is a grant of an Option or Stock Award pursuant to this Plan must satisfy one of the following:

                           (i) The transaction must be approved by the Board or
                  duly authorized committee composed solely of two or more non-employee directors of the Company (as defined in Rule 16b-3);

                           (ii) The transaction must be approved or ratified, in
                  compliance with section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting of the shareholders of the Company held in accordance with the applicable laws of the state of incorporation of the Company; or, if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by applicable laws of the state of incorporation of the Company, of the securities of the Company entitled to vote. If the transaction is ratified by the shareholders, such ratification must occur no later than the date of the next annual meeting of shareholders; or

                           (iii) The Stock acquired must be held by the officer
                  or director for a period of six months subsequent to the date of the grant; provided that if the transaction involves a derivative security (as defined in section 16 of the Exchange
                  Act), this condition shall be satisfied if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than on exercise or conversion) or its underlying equity security.

                  (b) Any transaction involving the disposition by the Company of its securities in connection with Options or Stock Awards granted pursuant to this Plan shall:

                           (i) be approved by the Board or duly authorized
                  committee composed solely of two or more non-employee directors (as defined in Rule 16b-3); or

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                           (ii) be approved or ratified, in compliance with
                  section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state of incorporation of the Company or, if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by applicable laws of the state of incorporation of the Company, of the securities of the Company entitled to vote; provided that such ratification occurs no later than the date of the next annual meeting of shareholders.

All of the foregoing restrictions and limitations are based on the governing provisions of the Exchange Act and the rules and regulations promulgated thereunder as of the date of adoption of this Plan. If at any time the governing provisions are amended to permit an Option to be granted or exercised or Stock Award to be granted pursuant to Rule 16b-3 or any amendment or successor rule of like tenor without one or more of the foregoing restrictions or limitations, or the terms of such restrictions or limitations are modified, the Board or duly authorized committee may award Options or Stock Awards to directors and officers, and may modify outstanding Options or Stock Awards, in accordance with such changes, all to the extent that such action by the Board or duly authorized committee does not disqualify the Options or Stock Awards from exemption under the provisions of Rule 16b-3 or any amendment or successor rule of similar tenor.

         13. Stock Appreciation Rights and Other Tandem Rights. The Board or duly authorized committee, at the time of granting any award under the terms of this Plan, shall have the authority to grant stock appreciation rights or other tandem rights with respect to all or some of the shares of Stock covered by such award pursuant to which the holder shall have the right to surrender all or part of such award and thereby exercise the tandem rights; provided, however, that the holder shall not have such right to surrender and obtain payment during the first six months of the term of the award, except in the event of death or disability of the holder during such six-month period. Any payment under the terms of the tandem rights may be made by the Company, at the discretion of the Board or duly authorized committee as set forth in the written award, in Stock (at its fair market value on the date of the notice of exercise, as determined by the Board or committee) or in cash, or partly in Stock and partly in cash, as the Company may determine. Any stock appreciation rights or other tandem rights granted under the terms of this section may be exercised only when, and only to the extent that, the holder is entitled to exercise all or a portion of the underlying award. The terms of any stock appreciation or other rights granted shall, within the provisions of this Plan, be established by the Board or committee at the time of grant, and any rights created thereby can only be transferred in connection with the transfer of the underlying award. Stock appreciation rights may only be exercised at a time when the fair market value of the Stock subject to the award exceeds the exercise price of the award.

         14. Stock Awards. The Board or duly authorized committee may grant Stock Awards to individuals eligible to participate in this Plan, in the amount, and subject to the provisions determined by the Board or duly authorized committee. The Board or duly authorized committee shall notify in writing each person selected to receive a Stock Award hereunder as soon as practicable after he or she has been so selected and shall inform such person of the number of shares he or she is entitled to receive, the approximate date on which such shares will be issued, and the Forfeiture Restrictions applicable to such shares. (For purposes hereof, the term "Forfeiture Restrictions" shall mean any prohibitions against sale or other transfer of shares of Stock granted under the Plan and the obligation of the holder to forfeit his or her ownership of or

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right to such shares and to surrender such shares to the Company on the occurrence of certain conditions.) The Board or duly authorized committee may, at its discretion, require the payment in cash to the Company by the award recipient of the par value of the Stock. The shares of Stock issued pursuant to a Stock Award shall not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of during such period or periods of time which the Board or duly authorized committee shall establish at the time of the grant of the Stock Award. If a Stock Award is made to an employee of the Company or its subsidiaries, the employee shall be obligated, for no consideration other than the amount, if any, of the par value paid in cash for such shares, to forfeit and surrender such shares as he or shall have received under the Plan which are then subject to Forfeiture Restrictions to the Company if he or she is no longer an employee of the Company or its subsidiaries for any reason; provided that in the event of termination of the employee's employment by reason of death or total and permanent disability, the Board or duly authorized committee, in its sole discretion, may cancel the Forfeiture Restrictions. Certificates representing shares subject to Forfeiture Restrictions shall be appropriately legended as determined by the Board or duly authorized committee to reflect the Forfeiture Restrictions, and the Forfeiture Restrictions shall be binding on any transferee of the shares.

         15. Assignment. At the time of grant of an Option or Stock Award, the Board or duly authorized Committee, in its sole discretion, may impose restrictions on the transferability of such Option or Stock Award and provide that such Option shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code and that, except as permitted by the foregoing, such Options or Stock Awards, granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. On any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option or Stock Award, or of any right or privilege conferred thereby, contrary to the provisions thereof, or on the levy of any attachment or similar process on such rights and privileges, the Option or Stock Award and such rights and privileges shall immediately become null and void.

         16. Additional Terms and Provisions of Awards. The Board or duly authorized committee shall have the right to impose additional limitations on individual awards under the Plan. For example, and without limiting the authority of the Board or duly authorized committee, an individual award may be conditioned on continued employment for a specified period or may be voided based on the award holder's gross negligence in the performance of his or her duties, substantial failure to meet written standards established by the Company for the performance of his or her duties, criminal misconduct, or willful or gross misconduct in the performance of his or her duties. In addition, the Board or duly authorized committee may establish additional rights in the holders of individual awards at the time of grant. For example, and without limiting the authority of the Board or duly authorized committee, an individual award may include the right to immediate payment of the value inherent in the award on the occurrence of certain events such as a change in control of the Company, all on the terms and conditions set forth in the award at the time of grant. The Board or duly authorized committee may, at the time of the grant of the Option or Stock Award, establish any other terms, restrictions, or provisions on the exercise of an Option or the holding of Stock subject to the Stock Award as it deems appropriate. All such terms, restrictions, and provisions must be set forth in writing at the time of grant in order to be effective.

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         17. Dilution or Other Adjustments. Unless otherwise specifically provided by the written provisions of an Option granted pursuant to this Plan, in order to prevent dilution of the rights under any Option granted pursuant to this Plan, the Plan and any Options and Stock Awards shall be subject to appropriate adjustment as follows:

                  (a) In the event the Company shall declare a dividend or make any other distribution on any capital stock of the Company payable in Stock, rights to purchase Stock, or securities convertible into Stock or shall subdivide its outstanding shares of Stock into a greater number of shares or combine such outstanding Stock into a smaller number of shares, then in each such event, the aggregate number of shares of Stock then subject to the Plan shall be increased or decreased by the same proportion and the number of shares of Stock then covered by each outstanding Option granted hereunder shall be adjusted so that each such Option shall be exercisable to purchase the kind and number of shares of Stock or other securities of the Company which the holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Option been exercised immediately prior to the happening of such event or any record date with respect thereto. Whenever the number of shares of Stock purchasable on the exercise of Options granted hereunder are adjusted pursuant to this subparagraph, the exercise price of each such Option shall be adjusted by multiplying the exercise price per share immediately prior to such adjustment by a fraction (calculated to four decimal places), the numerator of which shall be the number of shares purchasable on the exercise of such Option immediately prior to such adjustment and the denominator of which shall be the number of shares so purchasable immediately thereafter. Shares awarded under the terms of a Stock Award, whether or not then subject to Forfeiture Restrictions, shall be entitled to the same rights as other issued and outstanding shares of Stock, including distributions pursuant to a stock split or dividend or reduction pursuant to a combination or consolidation, although any additional shares of Stock issued to the holder of a Stock Award shall be subject to the same Forfeiture Restrictions as the Stock Award.

                  (b) In the event the Company shall declare a dividend or make any other distribution to the holders of its Stock, payable in evidence of its indebtedness or assets or capital stock (excluding cash dividends or distributions made out of current or retained earnings) or rights or warrants to subscribe for securities, other than as referred to above, then in each such case the exercise price per share of each Option granted hereunder shall be adjusted to be equal to the exercise price theretofore applicable prior to any such adjustment multiplied by a fraction (calculated to four decimal places), the numerator of which shall be the current market price per share of Stock on the record date for such distribution less the then fair market value (as reasonably determined by the Board) of the evidence of its indebtedness or assets or capital stock so distributed applicable to one share of Stock and the denominator of which shall be the current market price per share of Stock. Shares issued under a Stock Award, whether or not subject to Forfeiture Restrictions, shall be treated as issued and outstanding although any distributions with respect to the shares awarded under the Stock Award shall be subject to the Forfeiture Restrictions then applicable to such shares and may be held by the Company or otherwise subject to restrictions on transfer until the expiration of the Forfeiture Restrictions.

                  (c) In the event that any capital reorganization or reclassification of the capital stock of the Company, consolidation or merger of the Company with another entity, or sale of all or substantially all of the Company's assets to another entity shall be effected in such a way that holders of Stock shall be entitled to receive stock or securities of any other entity or other assets with respect to or in exchange for Stock, other than as referred to above, then, as a condition of any such reorganization, reclassification, consolidation, merger, or sale, lawful adequate provisions shall be made whereby the holders of any Option granted hereunder shall thereafter have the right to acquire and receive on exercise of such Option such shares of stock, securities, or other assets as would have been issuable or payable (as part of the reorganization, reclassification, consolidation, merger, or sale) with respect to or in exchange for such number of outstanding shares of Stock as would have been received on exercise of such Option immediately before such event. In any such case, appropriate provision shall be made with respect to the rights and interests of the holders of each Option to the end that the provisions thereof (including without limitations provisions for adjustments of the exercise price and for the number of shares issuable on exercise of the Option) shall thereafter be applicable in relation to any shares of stock, securities, or assets thereafter deliverable on the exercise of the Option. In order to effect the foregoing, the Company may require, as a condition to such transaction, that the holder of any Option granted hereunder be granted an option of substantially like tenor to purchase equity securities of such other entity so that the optionee shall be entitled to purchase the kind and number of shares of common stock or other securities of such entity which it would have been entitled to receive after the happening of any of the events described above, had the Option been exercised immediately prior to the happening of such event or any record date with respect thereto. In the event that the exercise price of any Option granted hereunder is adjusted pursuant to subparagraph (b) of this section, the aggregate exercise price of any new option granted pursuant to this subparagraph (c) shall be equal to the difference between the aggregate exercise price of such Option immediately prior to adjustment pursuant to subparagraph (b) of this section and the aggregate adjusted exercise price immediately following such adjustment. Shares awarded under a Stock Award shall be treated as issued and outstanding, whether or not subject to Forfeiture Restrictions, although any Stock, assets, or other rights distributed shall be subject to the Forfeiture Restrictions governing the shares awarded under the Stock Award and, at the discretion of the Board or duly authorized committee, may be held by the Company or otherwise subject to restrictions on transfer by the Company until the expiration of such Forfeiture Restrictions. The Company will not effect any such consolidation, merger, or sale unless prior to the consummation thereof the successor corporation resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument mailed or delivered to the holders of each Option granted hereunder at the last address of the holder appearing on the books of the Company, the obligation to deliver to each such holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, that such holder may be entitled to acquire on exercise of such Option. Shares awarded under a Stock Award shall be treated as issued and outstanding, whether or not subject to Forfeiture Restrictions.

                  (d) In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of their assets as a result of which a number of shares of common stock of the surviving or purchasing corporation greater or lesser than the number of shares of Stock outstanding immediately prior to such merger, consolidation, or purchase are issuable to holders of Stock, then the exercise price and number of shares issuable on exercise of each Option granted hereunder shall be adjusted in the same manner as though there was a subdivision or combination of the outstanding shares of Stock.

                  (e) Adjustments pursuant to this provision shall be made whenever any event described herein occurs and shall become effective on the date of the triggering event retroactive to the record date for the determination of shareholders entitled to receive any distribution. Whenever the number of shares of Stock purchasable on the exercise of any Option granted hereunder or the exercise price of any Option are adjusted, the Company shall cause to be promptly mailed by first class mail, postage prepaid, to the holders of each Option notice of such adjustment or adjustments and shall deliver a resolution of the Board setting forth the number of shares purchasable on exercise of the Option and the exercise price thereof after such adjustment, setting forth a brief statement of the facts requiring such adjustment, together with the computation by which such adjustment was made. Such resolution, in the absence of manifest error, shall be conclusive evidence of the correctness of adjustment.

                  (f) All adjustments pursuant to this section shall be made by the Board, which shall be binding on each optionee in the absence of demonstrable error. In the event the Board determines that the adjustment provided for above is unduly difficult or expensive to effect because of difficulties of valuation, the Board may, at its option and as an alternative to the adjustment, cause the Company to distribute and place in escrow for the optionee that portion of such dividend or distribution which the optionee would have received had it exercised the Option before the declaration of the dividend or the making of the distribution. Upon exercise of an Option, the optionee shall receive its portions of the dividend, distribution, or rights.

                  (g) No adjustments shall be made to the Exercise Price or the number of shares of Stock issuable on exercise of any Option granted hereunder:

                           (i) in connection with the issuance of any shares of
                  Stock, securities, or other assets on the exercise of any such Option;

                           (ii) in connection with the issuance of any shares of
                  Stock, securities or other assets on the exercise or conversion of any rights, options, warrants, or other right or convertible securities containing the right to purchase or acquire Stock;

                           (iii) in connection with the issuance of additional
                  shares of Stock, securities, or other assets on account of the anti-dilution provisions contained in or relating to any Option granted hereunder or any other option, warrant, or right to acquire Stock;

                           (iv) in connection with the purchase or other
                  acquisition by the Company of any shares of Stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock;

                           (v) the sale or issuance by the Company of any shares
                  of Stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Stock or other securities pursuant to options, warrants, or other rights to acquire Stock or other securities; or

                           (vi) if such adjustment would require a change of
                  less than 1% in the number of shares purchasable on the exercise of such Option; provided, however, that any adjustments that would otherwise be required to be made but for this subsection shall be carried forward and taken into account in any subsequent adjustment.

         18. Options or Stock Awards to Foreign Nationals. The Board or duly authorized committee may, in order to fulfill the purposes of this Plan and without amending the Plan, grant Options or Stock Awards to foreign nationals or individuals residing in foreign countries that contain provisions, restrictions, and limitations different from those set forth in this Plan and the Options or Stock Awards made to United States residents in order to recognize differences among the countries in law, tax policy, and custom. Such grants shall be made in an attempt to provide such individuals with essentially the same benefits as contemplated by a grant to United States residents under the terms of this Plan.

         19. Listing and Registration of Shares. Unless otherwise expressly provided on the granting of an award under this Plan, the Company shall have no obligation to register any securities issued pursuant to this Plan or issuable on the exercise of Options granted hereunder. Each award shall be subject to the requirement that if at any time the Board or duly authorized committee shall determine, in its sole discretion, that it is necessary or desirable to list, register, or qualify the shares covered thereby on any securities exchange or under any state or federal law, or obtain the consent or approval of any governmental agency or regulatory body as a condition of, or in connection with, the granting of such award or the issuance or purchase of shares thereunder, such award may not be made or exercised in whole or in part unless and until such listing, registration, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board or duly authorized committee.

         20. Expiration and Termination of the Plan. The Plan may be abandoned or terminated at any time by the Board or duly authorized committee except with respect to any Options or Stock Awards then outstanding under the Plan. The Plan shall otherwise terminate on the earlier of the date that is: (i) ten years after the date the Plan is adopted by the Board; or (ii) ten years after the date the Plan is approved by the shareholders of the Company.

         21. Form of Awards. Awards granted under the Plan shall be represented by a written agreement which shall be executed by the Company and which shall contain such terms and conditions as may be determined by the Board or duly authorized committee and permitted under the terms of this Plan. Option agreements evidencing Incentive Options shall contain such terms and conditions, among others, as may be necessary in the opinion of the Board or duly authorized committee to qualify them as incentive stock options under section 422 of the Code or any amendment or successor statute of like tenor.

         22. No Right of Employment. Nothing contained in this Plan or any Option or Stock Award shall be construed as conferring on a director, officer, or employee any right to continue or remain as a director, officer, or employee of the Company or its subsidiaries.

         23. Leaves of Absence. The Board or duly authorized committee shall be entitled to make such rules, regulations, and determinations as the Board or duly authorized committee deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Option or Stock Award. Without limiting the generality of the foregoing, the Board or duly authorized committee shall be entitled to determine (a) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan, and
(b) the impact, if any, of any such leave of absence on any Option or Stock Award under the Plan theretofore made to any recipient who takes such leave of absence.

         24. Amendment of the Plan. The Board or duly authorized committee may modify and amend the Plan in any respect; provided, however, that to the extent such amendment or modification would cause the Plan to no longer comply with the applicable provisions of the Code with respect to Incentive Options, such amendment or modification shall also be approved by the shareholders of the Company. Subject to the foregoing and, if the Company is subject to the provisions of 16(b) of the Exchange Act, the limitations of Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor, the Plan shall be deemed to be automatically amended as is necessary (i) with respect to the issuance of Incentive Options, to maintain the Plan in compliance with the provisions of section 422 of the Code, and regulations promulgated thereunder from time to time, or any amendment or successor statute thereto, and (ii) with respect to Options or Stock Awards granted to officers and directors of the Company, to maintain the awards made under the Plan in compliance with the provisions of Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor.

                                                ATTEST:


                                                /s/ Scott Duncan
                                               ---------------------------------
                                                Scott Duncan, Secretary



                             SECRETARY'S CERTIFICATE

         The undersigned, the duly constituted and elected secretary of FX Energy, Inc., hereby certifies that a duly constituted meeting of the shareholders held on May 4, 1999, pursuant to notice and at which a quorum was present in accordance with the requirements of law and the Company's articles of incorporation and bylaws, the foregoing FX Energy, Inc. 1998 Stock Option and Award Plan was approved by the affirmative vote of the holders of a majority of the shares of Common Stock in attendance, in person or by proxy, at such meeting.

         DATED this 4th day of May, 1999.



                                                 /s/ Scott Duncan
                                                --------------------------------
                                                 Scott Duncan, Secretary